PICO Holdings, Inc. Nasdaq: PICO May 19, 2008 Exhibit 99.1

Safe Harbor Statement
This presentation may contain "forward-looking statements."
Forward- looking statements often address current expected future business and financial performance, and may contain words such as
"expects," "anticipates," "intends," "plans," "believes," "seeks," or
"will." Forward-looking statements may address matters that are uncertain.  These uncertainties may cause actual future results to be materially different than those expressed in the forward-looking statements.  PICO does not undertake to update any forward-
looking statements, and undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made.  Other risks and uncertainties are detailed from time to time in PICO's filings with the U.S. Securities and Exchange
Commission, including those described under the heading "Risk
Factors" in the Company’s annual report on Form 10-K.

PICO Holdings, Inc.
We are a diversified holding company that seeks to
acquire assets and businesses which we identify as
significantly undervalued and are unique or strategic.
Management’s participation in operations can result
in the recognition of fair value for the business
and create substantial additional value.
Our objective is to generate superior long-term
growth in book value per share.

Strong, Active Deal Flow
Diverse, cross-industry transaction record
Ample capital resources on hand
Ready access to U.S. and international capital
markets
Expedient action when opportunities arise
Multi-disciplined, experienced transaction team

Unique and Diversified Assets
Insurance in
Run-Off**
Real Estate
Operations*
Business
Acquisitions
and
Financing**
Water
Resource and
Storage
Operations*

38%
28%
20%
14%
Net Book Value as of March 31, 2008
*Assets held at cost
**Assets held at fair value

Water: A Critical Issue for the
Southwest

The opportunity stems from:
Significant population growth relative to
decreasing availability of water resources
Key challenges:
access to new sources of economic water
limited and finite clean water supply
inadequate water storage infrastructure
policies influencing resource utilization

Population Growth
6.4%
7.6%
13.3%
10.5%
20.2%
24.9%
Total U.S.
California
Idaho
Colorado
Arizona
Nevada
April 1, 2000 – July 1, 2006
1.0%
0.8%
2.4%
2.0%
2.8%
2.9%
Total U.S.
California
Idaho
Colorado
Arizona
Nevada
July 1, 2006 – July 1, 2007
Source: U.S. Census Bureau

Potential Water Supply Crises by 2025
(Areas where existing supplies are not adequate to meet
water demands for people, for farms, and for the environment)
Olympia
Salem
Helena
Bismarck
Pierre
Boise
Salt Lake City
Cheyenne
Carson City
Sacramento
Denver
Lincoln
Topeka
Oklahoma City
Santa Fe
Phoenix
Austin
State Capitols
Major Cities
Major Rivers
Indian Lands and Native Entities
States
Unmet Rural Water Needs
Conflict Potential-- Moderate
Conflict Potential-- Substantial
Conflict Potential-- Highly Likely
0 70 140 280 420 560
Miles
May 2003

8 Source: http://www.usbr.gov/water2025/supply.html Vidler Projects Water Crisis

# VIDLER

WATER. QUALITY. LIFE.

14
Boise
Idaho
1
Reno
2
Nevada
California
3
5
4
6
7
Las Vegas
8
9
Los Angeles
Arizona
10
Phoenix
12,13
Denver
Colorado
El Paso
11
Texas

PICO Holdings

Water Resource and Storage Operations 9

Water Resource Development Science & engineering Economics Environment Politics Ready access to capital 10

Project: Fish Springs Ranch

Meet master-planned water
demands of at least 12,000
acre – feet of water by
providing new water supplies
of 8,000 acre – feet to
enhance regional water
resource management
Fish Springs water is the only
economic available water to
meet future indicated
demand

Project: Carson-Lyon Intertie

Water storage tank in Dayton,
Lyon County, Nevada
Agreement to connect Carson City
and Lyon County, Nevada municipal
water systems
Development of Vidler-owned Carson
River water rights to approximately
4,000 acre-feet of municipal water
rights for use in the Dayton corridor
area which has indicated demand of
over 20,000 acre – feet of water
Conveyance of water through newly -
built water infrastructure

Land Holdings: Nevada Land
and Resource Company, LLC
Sale of land and water rights when highest
and best value has been achieved
Development of water rights
Development of land in and around growing
municipalities
Retention and management of all natural
resources
Water
Geothermal
Mineral rights

Land Holdings: Union
Community Partners
New land acquisition and development
business established in 2008 to respond to
current regional and national homebuilders’
liquidity crisis
Business Plan: to acquire well-located finished
lots, partially developed lots, and unentitled
land in select California markets
Rigorous due diligence and long-term holding
horizon to beat target threshold returns

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PICO Holdings

Other Businesses
Description of Assets   Strategy
Insurance in
Run-Off
Two holdings:
Physicians Insurance of
Ohio – running off medical
professional liability
insurance loss reserves
Citation Insurance
Company – running off
property and casualty and
workers’ compensation loss
reserves
Insurance companies in
“run off” obtain funds to
pay claims from:
Maturity of fixed-income
securities
Sale of investments
Collections from
reinsurance companies
Excess investment returns
to shareholders, not policy
holders
Business
Acquisitions
and Financing
Consists of acquired
businesses, strategic
interests in businesses,
and activities not
included in other
segments
Acquisition of private
companies and purchase
of shares in public
companies
Participation in financing
transactions and open market
purchases

Management
John Hart –CEO & President
Maxim Webb – EVP & CFO
Damian Georgino – EVP of Corporate
Development & CLO
Richard Sharpe – EVP & COO
John Perri – VP, Controller
Raymond Webb – VP, Investments
Dorothy Timian-Palmer – President & COO,
Vidler Water Co. & NLRC
Stephen Hartman – EVP Corporate Development
and Counsel, Vidler Water Co. & NLRC

Investment Considerations
Unique, diversified assets
Strategic water and land assets
Opportunity for liquid investment in compelling
but typically non-liquid businesses and asset
classes
Market drivers are further strengthening potential
in core businesses
Highly experienced, long-tenured management
Consistent increases in book value per share